UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

QUANTUM CYBER N.V.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Quantum Cyber N.V.
1501 Belvedere Road, Suite 500

West Palm Beach, FL 33406

Telephone: +1 (561) 562-4111

____________, 2026

Dear Shareholder:

We are pleased to invite you to attend the annual general meeting of shareholders of Quantum Cyber N.V. (the “Annual Meeting”). The Annual Meeting will be held at the offices of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on Monday, June 29, 2026, at 14.00 hours Central European Time.

Shareholders will only be able to attend the Annual Meeting in person. Please see “Questions and Answers About the Meeting and Voting – How Do I Vote At The Annual Meeting?” in the proxy statement (the “Proxy Statement”) accompanying this letter for information on how to attend, submit questions and vote at the Annual Meeting

We are making available to you the accompanying Notice of Annual Meeting (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about June 8, 2026. We have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. Our proxy material are also electronically available on our website at https://quantum-cyber.ai. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only shareholders of record at the close of business on June 1, 2026, are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote using this proxy card mailing in the proxy card. Any proxy cards solicited through Broadridge Financial Solutions, Inc., the Company’s proxy solicitor will contain instructions and deadlines specified on such proxy card. Please review the instructions on the enclosed proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your ongoing support of Quantum Cyber N.V.

Sincerely,

Robert Liscouski

Chairman of the Board of Directors

QUANTUM CYBER N.V.
1501 BELVEDERE ROAD, SUITE 500

WEST PALM BEACH, FL 33406

NOTICE OF ANNUAL GENERAL MEETING ON
JUNE 29, 2026, AT 14.00 HOURS CENTRAL EURPOEAN TIME

ITEMS OF BUSINESS:

An annual general meeting of shareholders (the “Annual Meeting”) of Quantum Cyber N.V. (“we”, “us”, “Quantum Cyber” or the “Company”) will be held at the offices of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on June 29, 2026, at 14.00 hours Central European Time for the following purposes:

(1)	to ratify the selection by the board of directors of the Company (the “Board”) and the Audit Committee thereof of Kreston Lentink Audit B.V. (“Kreston Lentink”) to serve as our Dutch independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

(2)	to adopt the statutory annual accounts for the fiscal year ended December 31, 2025 (the “Annual Accounts Proposal”);

(3)	to discharge from liability the directors of the Board for their management and supervision during the fiscal year ended December 31, 2025 (the “Director Liability Proposal”);

(4)	to extend the authorization of the Board to resolve to issue shares and to grant rights to subscribe for shares (the “Share Issuance Authorization Proposal”);

(5)	to extend the authorization of the Board to limit or exclude pre-emption rights in respect of the ordinary shares of the Company (the “Pre-emption Rights Authorization Proposal”);

(6)	to extend the authorization of the Board to acquire ordinary shares or depositary receipts thereof (the “Share Acquisition Authorization Proposal”);

(7)	to extend the authorization of the Board to acquire preferred shares or depositary receipts thereof (the “Preferred Share Acquisition Authorization Proposal”);

(8)	to approve the resolutions of the Board (the “Board Resolution Proposal”); and

(9)	to amend the Articles of Association and to authorize the Deed of Amendment of Articles of Association (the “Articles Amendment Proposal”);

(10)	to appoint Peter O’Rourke to serve as a non-executive director of the Board of Directors of the Company for a term ending at the close of the annual general meeting of the Company to be held in 2027 (the “O’Rourke Appointment Proposal”); and

(11)	to approve amendments to the Company’s Remuneration Policy substantially in the form attached hereto as Annex E (the “Remuneration Policy Proposal”).

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of the Annual General Meeting of Shareholders (“Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its shareholders and has approved each proposal. The Board recommends a vote “FOR” each of the (i) Auditor Ratification Proposal, (ii) Annual Accounts Proposal, (iii) Director Liability Proposal, (iv) Share Issuance Authorization Proposal, (v) Pre-emption Rights Authorization Proposal, (vi) Share Acquisition Authorization Proposal, (vii) Preferred Share Acquisition Authorization Proposal, (viii) Board Resolutions Proposal, (ix) Articles Amendment Proposal, (x) O’Rourke Appointment Proposal and (xi) the Remuneration Policy Proposal.

All shareholders are invited to attend the Annual Meeting in person and no shareholder will be able to attend the Annual Meeting virtually. Please see “Questions and Answers About the Meeting and Voting – How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a shareholder of record as of the close of business on June 1, 2026 (the “Record Date”). Only shareholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

REVIEW THE PROXY MATERIALS ON OUR WEBSITE

You may also read this Notice and Proxy Statement at https://quantum-cyber.ai.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are collectively first being made available to shareholders on or about June 8, 2026, at https://quantum-cyber.ai and are being mailed to our shareholders on the same date.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY MAILING BACK A PROXY CARD ATTACHED HERETO. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS. ANY PROXY CARDS SOLICITED THROUGH BROADRIDGE FINANCIAL SOLUTIONS, INC. (“BROADRIDGE”), THE COMPANY’S PROXY SOLICITOR WILL CONTAIN INSTRUCTIONS AND DEADLINES SPECIFIED ON SUCH PROXY CARD.

We hope you are able to attend the Annual Meeting. Whether or not you attend, it is important that your ordinary shares and preferred shares be represented and voted at the Annual Meeting. I urge you to please complete, date and return the proxy card prior to the Annual Meeting date. The vote of each shareholder is highly important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting and voting during the meeting. Any proxy cards solicited through Broadridge, the Company’s proxy solicitor will contain instructions and deadlines specified on such proxy card of how to revoke such proxy card.

In addition to this notice of the Annual Meeting pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we are providing you with a copy of the Notice of Annual General Meeting required pursuant to Dutch law as Annex B to the proxy statement included herewith.

By Order of the Board of Directors

Robert Liscouski
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 29, 2026: Pursuant to the rules of the U.S. Securities and Exchange Commission, with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

The Notice of the Annual Meeting and the Proxy Statement are electronically available at https://quantum-cyber.ai.

The Notice of the Annual Meeting and Proxy Statement are electronically available at https://quantum-cyber.ai.

We have furnished our Annual Report to Security Holders for the year ended December 31, 2025, which includes audited financial statements, prior to or concurrently with these proxy materials, in accordance with Exchange Act Rule 14a-3. Copies are available at https://quantum-cyber.ai and upon request from our investor relations contact at ir@quantum-cyber.ai.

Forward-Looking Statements. The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” section of the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, filed with the SEC on March 31, 2026, and other subsequent documents that we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

i

QUANTUM CYBER N.V.
1501 Belvedere Road, Suite 500

West Palm Beach, FL 33406

PROXY STATEMENT

For the Annual Meeting of Shareholders to Be Held on June 29, 2026

The Board of Directors (the “Board”) of Quantum Cyber N.V., a Dutch corporation (“Quantum Cyber,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at an extraordinary meeting of shareholders of the Company (“Annual Meeting”) to be held at the offices of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on June 29, 2026 at 14.00 hours Central European Time. This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting (the “Notice”) and form of proxy are collectively first being made available to shareholders on or about June 8, 2026.

The executive offices of the Company are located at, and the mailing address of the Company is:

Quantum Cyber N.V.

1501 Belvedere Road, Suite 500

West Palm Beach, FL 33406.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each shareholder. The approximate date on which the proxy materials will first be mailed to our shareholders is on or around June 8, 2026. In addition to delivering proxy materials to our shareholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. We are soliciting proxies pursuant to this Proxy Statement for use at the Annual Meeting. Our Proxy Statement and other proxy materials are electronically available at https://quantum-cyber.ai.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by the Company and our officers and employees, we have also engaged Broadridge, an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services is estimated to be approximately $20,000, plus reasonable out-of-pocket expenses. We will pay all expenses incurred in connection with preparing the Proxy Statement and its enclosures and expenses associated with proxy solicitation.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your ordinary shares, nominal value €0.01 per share (the “Ordinary Shares”), Series A Preferred Shares, nominal value €0.01 per share (the “Series A Preferred Shares”), Series B Preferred Shares, nominal value €0.01 per share (the “Series B Preferred Shares”), Series C Preferred Shares, nominal value €0.01 per share (the “Series C Preferred Shares”), Series D Preferred Shares, nominal value €0.01 per share (the “Series D Preferred Shares”), and Series E Preferred Shares, nominal value €0.01 per share (the “Series E Preferred Shares” and together with the Series A Preferred Shares, the Series B Preferred Shares, the Series C Preferred Shares, and the Series D Preferred Shares, the “Preferred Shares”). If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares electronically at the Annual Meeting. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted. A form of the proxy card for the Annual Meeting is attached hereto as Annex A.

Q: What are the directions to the Annual Meeting location?

A: The Annual Meeting will be held in person at the offices of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your Ordinary Shares and your Preferred Shares at the Annual Meeting.

Q: What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive separate proxy materials in the future, he or she may contact the Company, by sending an email to ir@quantum-cyber.ai. Eligible shareholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, shareholders will vote on proposals to:

(1)	ratify the selection by the board of directors of the Company (the “Board”) and the Audit Committee thereof of Kreston Lentink Audit B.V. (“Kreston Lentink”) to serve as our Dutch independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

(2)	adopt the statutory annual accounts for the fiscal year ended December 31, 2025 (the “Annual Accounts Proposal”);

(3)	discharge from liability the directors for their management and supervision during the fiscal year ended December 31, 2025 (the “Director Liability Proposal”);

(4)	extend the authorization of the Board to resolve to issue shares and to grant rights to subscribe for shares (the “Share Issuance Authorization Proposal”);

(5)	extend the authorization of the Board to limit or exclude pre-emption rights in respect of Ordinary Shares (the “Pre-emption Rights Authorization Proposal”);

(6)	extend the authorization of the Board to acquire Ordinary Shares or depositary receipts thereof (the “Share Acquisition Authorization Proposal”);

(7)	extend the authorization of the Board to acquire preferred shares or depositary receipts thereof (the “Preferred Share Acquisition Authorization Proposal”);

(8)	approve the resolutions of the Board (the “Board Resolution Proposal”);

(9)	amend the Articles of Association and to authorize the Deed of Amendment of Articles of Association (the “Articles Amendment Proposal”);

(10)	to appoint Peter O’Rourke to serve as a non-executive director of the Board of Directors of the Company for a term ending at the close of the annual general meeting of the Company to be held in 2027 (the “O’Rourke Appointment Proposal”); and

(11)	to approve amendments to the Company’s Remuneration Policy substantially in the form attached hereto as Annex E (the “Remuneration Policy Proposal”).

Q: Could other matters be decided at the Annual Meeting?

A: Pursuant to Dutch law, only matters included in the agenda attached hereto as Annex D, may be considered and resolved during the Annual Meeting.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at https://quantum-cyber.ai and has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on June 29, 2026, at 14.00 hours Central European Time. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: How do I obtain the materials for the Annual Meeting?

A: We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each shareholder. The approximate date on which the proxy materials will first be mailed to our shareholders is on or around June 8, 2026. In addition to delivering proxy materials to shareholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail.

These proxy materials are also available electronically at https://quantum-cyber.ai. You may not vote on the Company’s website.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all shareholders of record as of close of business on June 1, 2026 (the “Record Date”), or their duly appointed proxies. The Record Date was established by the Board as required by Dutch law. As of the Record Date, the following shares were issued and outstanding: (i) [●] Ordinary Shares, (ii) 1,000,000 Series A Preferred Shares, (iii) 1,000,000 Series B Preferred Shares, (iv) 1,000,000 Series C Shares, (v) 1,000,000 Series D Preferred, and (vi) 1,000,000 Series E Preferred Shares.

Q: What will I need to attend the Annual Meeting?

A: A shareholder (including those who beneficially own shares in the capital of the Company through a bank, broker or other nominee as of the Record Date who wishes to attend the Annual Meeting, in person or by a proxy, must notify the Company of its intention to do so by e-mail at ir@quantum-cyber.ai no later than 18.00 hours Eastern Time on June 26, 2026. The notice must contain the name and the number of shares the shareholder will represent at the Annual Meeting. In addition, the shareholder who wishes to attend the Annual Meeting by a proxy must enclose its signed proxy. A proxy can be downloaded from the Company’s website at https://quantum-cyber.ai/investors/general-meetings.

A beneficial owner must also enclose:

(a)	proof of its beneficial ownership of the relevant shares, for instance a recent account statement; and

(b)	a signed proxy from the bank, broker or other nominee registered in the part of the register of shareholders of the Company, including all records and other data carriers relating thereto, kept by Transhare Corporation as the holder of the relevant shares on the Record Date, confirming that the Beneficial Owner is authorized to attend and vote at the Annual Meeting.

Beneficial owners should contact their bank, broker or other nominee to obtain such a proxy from them.

Any notice of attendance, proof of beneficial ownership or signed proxy received after 18.00 hours Eastern Time on June 26, 2026, will be disregarded. Shareholders and proxyholders who have not complied with the procedures described above may be refused entry to the Annual Meeting.

All attendees must be prepared to show valid proof of identity for admittance.

To avoid misunderstandings, the procedures outlined above do not apply with respect to proxy cards solicited through Broadridge, the Company’s proxy solicitor. Shareholders using such a proxy card should follow the instructions and observe the deadlines specified on the proxy card they receive.

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer shareholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chair of the meeting may limit the number of questions one person may ask in order to give a greater number of shareholders an opportunity to ask questions. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you hold Ordinary Shares or Preferred Shares as of the close of business on the Record Date. Each Ordinary Share is entitled to one vote per share and each Preferred Share, irrespective of which class it concerns, confers the right on the holder thereof to cast one vote at the Annual Meeting for each Preferred Share then issued and outstanding. As of the Record Date, the following shares were issued and outstanding: (i) [●] Ordinary Shares, (ii) 1,000,000 Series A Preferred Shares, (iii) 1,000,000 Series B Preferred Shares, (iv) 1,000,000 Series C Shares, (v) 1,000,000 Series D Preferred Shares, and (vi) 1,000,000 Series E Preferred Shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Transhare Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice, Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice and Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

Q: What is a broker non-vote?

A: A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine matters,” if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals.

If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority except as to “routine matters.” At the Annual Meeting, only the Auditor Ratification Proposal will be considered a “routine matter” and therefore, if you do not provide voting instructions to your broker regarding the Auditor Ratification Proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on the Auditor Ratification Proposal. Each of the Annual Accounts Proposal, the Director Liability Proposal, the Share Issuance Authorization Proposal, the Pre-emption Rights Authorization Proposal, the Share Acquisition Authorization Proposal, the Preferred Share Acquisition Proposal, the Board Resolution Proposal, the Articles Amendment Proposal, the O’Rourke Appointment Proposal and the Remuneration Policy Proposal are not considered “routine matters,” and accordingly, in the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposals. If you are a beneficial owner, we encourage you to instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted.

Q: Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

A: No. None of our shareholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Q: What are the solicitation expenses and who pays the cost of this proxy solicitation?

A: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail and through our proxy solicitor, Broadridge. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse Broadridge for their reasonable out-of-pocket expenses as well as brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

Q: Is there an agenda for the Annual Meeting?

A: Yes. An Agenda for the Annual Meeting together with explanatory notes is attached hereto as Annex D.

Q: How does the Board recommend that I vote? What are my choices when voting?

A: Our Board recommends that you vote your shares:

●	“FOR” the approval of the Auditor Ratification Proposal;

●	“FOR” the approval of the Annual Accounts Proposal;

●	“FOR” the approval of the Director Liability Proposal;

●	“FOR” the approval of the Share Issuance Authorization Proposal;

●	“FOR” the approval of the Pre-emption Rights Authorization Proposal;

●	“FOR” the approval of the Share Acquisition Authorization Proposal;

●	“FOR” the approval of the Preferred Share Acquisition Authorization Proposal;

●	“FOR” the approval of the Board Resolution Proposal;

●	“FOR” the approval of the Articles Amendment Proposal;

●	“FOR” the approval of the O’Rourke Appointment Proposal; and

●	“FOR” the approval of the Remuneration Policy Proposal.

When casting your vote for the Proposals, you may vote “FOR” or “AGAINST” for each of the Proposals or “ABSTAIN” on voting on each of the Proposals.

Q. How do I vote my shares?

A: Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All Ordinary Shares and Preferred Shares represented by valid proxies that we receive through this solicitation and that are not revoked will be voted in accordance with your instructions on the proxy card or any other proxy card. You may specify whether your Ordinary Shares and Preferred Shares should be voted for, against or abstain with respect to each proposal. If you properly submit a proxy without giving specific voting instructions, your Ordinary Shares and Preferred Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting.

If your Ordinary Shares and Preferred Shares, as applicable, are registered directly in your name through our stock transfer agent, Transhare Corporation, or you have share certificates registered in your name, you may vote:

●	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	During the meeting. Please see further instructions set forth below in the question “How do I vote at the Annual Meeting?”

Any proxy cards solicited through Broadridge, the Company’s proxy solicitor, will contain instructions and deadlines on how to vote your shares as specified on such proxy card.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares at the Annual Meeting, please see further instructions set forth below in the question “How do I vote at the Annual Meeting?”.

Q: How do I vote at the Annual Meeting?

A: You should have received the proxy card in the mail that described the methods of voting at the Annual Meeting. You may vote in person at the Annual Meeting or by proxy.

If you choose to vote by proxy and are not a beneficial owner, you must notify the Company of your intention to attend the Annual Meeting by e-mail at ir@quantum-cyber.ai no later than 18:00 hours Eastern Time on June 26, 2026, which notice must contain your name and the number of Ordinary Shares or Preferred Shares, as applicable, that you will represent at the Annual Meeting, together with your signed proxy card.

If you choose to vote by proxy and are a Beneficial Owner, you must notify the Company of your intention to attend the Annual Meeting by e-mail at ir@quantum-cyber.ai no later than 18:00 hours Eastern Time on June 26, 2026, which notice must contain your name and the number of Ordinary Shares or Preferred Shares, as applicable that you will represent at the Annual Meeting, together with (i) proof of beneficial ownership of the Ordinary Shares or Preferred Shares, as applicable, being voted and (ii) a signed proxy from the bank, broker or other nominee registered in the part of the register of shareholders of the Company, including all records and other data carriers relating thereto, kept by Transhare Corporation as the holder of the relevant shares on the Record Date, confirming that the beneficial owner is authorized to attend and vote at the Annual Meeting.

Beneficial owners may also have their shares voted by following the procedures specified on their broker’s voting instruction form. Shortly before the Annual Meeting, the brokers will tabulate the votes they have received and submit one or more proxy cards to the Company reflecting the aggregate votes of the beneficial owners.

The Company urges you to vote before June 29, 2026, to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or delivering a written notice of revocation to the Company before the Annual Meeting; or

●	voting again during the Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: May the Annual Meeting be adjourned?

A: No. The Board may not adjourn the meeting to another time or place. However, the Chairman of the Annual Meeting may shortly suspend the Annual Meeting.

Q: Who will count the votes?

A: Broadridge, our proxy solicitor and the inspector of election appointed for the Annual Meeting, will tabulate the votes at the Annual Meeting.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board indicated above.

Q: What does it mean if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of our Notice and Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you may receive a Notice, proxy card and Proxy Statement for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your Ordinary Shares held in each of your different accounts to ensure that all of your shares are voted. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Transhare Corporation, which may be reached at (303) 662-1112.

Q: Will my shares be voted if I do not provide my proxy?

 A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of Nasdaq to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules, except for the Auditor Ratification Proposal. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting or if you properly return a proxy. There is no quorum requirement under Dutch law or our Articles of Association for us to conduct our Annual Meeting, provided that at least one shareholder entitled to vote must be present or represented by proxy at the Annual Meeting. However, if we do not have a quorum of 33% of the outstanding shares entitled to vote as of the Record Date, the Board of Directors intends to reconvene the Annual Meeting.

Q: How many votes are needed to approve the Proposals?

A: The affirmative vote of a majority of the votes cast is required to approve the Auditor Ratification Proposal, Annual Accounts Proposal, the Director Liability Proposal, the Share Issuance Authorization Proposal, the Pre-emption Rights Authorization Proposal, the Share Acquisition Authorization Proposal, the Preferred Share Acquisition Authorization Proposal, the Board Resolution Proposal, the Articles Amendment Proposal and the O’Rourke Appointment Proposal. Abstentions will be treated as votes not having been cast. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on these proposals.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let CMS and Broadridge examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the close of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Can other matters be presented for consideration at the Annual Meeting?

A: No.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact us by mail (Quantum Cyber N.V., 1501 Belvedere Road, Suite 500, West Palm Beach, FL 33406), telephone (+49 6131 5542860) or e-mail (ir@quantum-cyber.ai).

Q: Are any proposals contingent upon another proposal?

A: No.

MATTERS REQUIRING SHAREHOLDER ACTION

PROPOSAL 1: THE AUDITOR RATIFICATION PROPOSAL

Background and Proposal

Upon approval of the Board, on May [●], 2026, the Board of the company appointed Kreston Lentink to serve as our Dutch independent registered public accounting firm for the fiscal year ending December 31, 2026, and you are being asked to ratify such appointment. Kreston Lentink has served as our Dutch independent registered public accounting firm since 2021. The Audit Committee and the Board believe that is in the best interest of the Company and its shareholders to continue using Kreston Lentinkin this capacity. Your ratification of the appointment of Kreston Lentink as the Company’s Dutch independent registered public accounting firm for the fiscal year ending December 31, 2026, does not preclude the Board from terminating its engagement of Kreston Lentink at a future date and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. The Company has been advised by Kreston Lentink that neither that firm nor any of its partners had any direct financial interest or any material indirect financial interest in the Company, or any of its subsidiaries, except as independent certified public accountants.

Representatives of Kreston Lentink are not expected to be present at the Annual Meeting and therefore will not make a statement or be available to respond to questions.

Principal Accountant Fees and Services

The following table summarizes the fees billed by Kreston Lentink, our independent registered public accounting firm, for the fiscal years ended December 31, 2025, and 2024.

	Year ended December 31, 2025	Year ended December 31, 2024

Audit fees	$185,000	$120,000
Audit-related fees	$80,181	$39,653
Tax fees	$0	$0
Total	$265,181	$159,653

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements. Audit-related fees consist assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances. Tax fees represent fees related to preparation of our corporation income tax returns. All other fees include aggregate fees billed in each of the last two fiscal years for products and services provided by Kreston Lentink other than the services reported in the categories above.

Our policy is for the Audit Committee to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. For the fiscal years ended December 31, 2025, and 2024, the percentage of services approved under Rule 2-01(c)(7)(i)(C) was 0% under each category of fees.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Auditor Ratification Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Auditor Ratification Proposal unless you instruct them otherwise. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Auditor Ratification Proposal.

PROPOSAL 2: THE ANNUAL ACCOUNTS PROPOSAL

Background and Proposal

It is proposed that the statutory annual accounts for the financial year ended December 31, 2025, as prepared in accordance with Dutch law, be adopted. The adoption of the statutory annual accounts includes the allocation of the losses made in the financial year ended December 31, 2025. Kreston Lentink issued a compilation statement on the statutory annual accounts for the financial year ended December 31, 2025. The statutory annual accounts will be available on the Company’s website at www.quantum-cyber.ai/investors and will be available as soon as possible.

Vote Required

The affirmative vote of majority of the votes cast is required for approval of the Annual Accounts Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the Annual Accounts Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Annual Accounts Proposal.

PROPOSAL 3: THE DIRECTOR LIABILITY PROPOSAL

Background and Proposal

In accordance with Dutch law, the Company hereby proposes that each director in office during the financial year ended December 31, 2025 be granted a discharge from liability for the exercise of his management and supervision duties during the financial year ended December 31, 2025, to the extent appearing from the statutory annual accounts or the statutory management report for the financial year ended December 31, 2025, as prepared in accordance with Dutch law, or other public disclosures.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Director Liability Proposal. Because the Annual Accounts Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Director Liability Proposal.

PROPOSAL 4: THE SHARE ISSUANCE AUTHORIZATION PROPOSAL

Background

On November 1, 2021, the general meeting authorized the board of directors of the Company for a period of five years, commencing on November 29, 2021, and ending on November 8, 2026, to resolve to issue shares and to grant rights to subscribe for shares in the capital of the Company.

Proposal

The Company hereby proposes that the authorization of the Board to resolve to issue shares and to grant rights to subscribe for shares be extended until June 28, 2031; the authorization to resolve to issue shares and to grant rights to subscribe for shares concerns all unissued shares of the authorized capital of the Company from time to time.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Share Issuance Authorization Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the Share Issuance Authorization Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Share Issuance Authorization Proposal.

PROPOSAL 5: THE PRE-EMPTION RIGHTS AUTHORIZATION PROPOSAL

Background

On November 1, 2021, the general meeting authorised the Board for a period of five years, commencing on November 9, 2021 and ending on November 8, 2026, to limit or exclude pre-emption rights in respect of Ordinary Shares in the capital of the Company.

Proposal

The Company hereby proposes that the authorization of the Board to limit or exclude pre-emption rights in respect of Ordinary Shares be extended until 28 June 2031. The Company hereby proposes that the authorization of the Board to limit or exclude pre-emption rights in respect of Ordinary Shares be extended until June 28, 2031.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Pre-emption Rights Authorization Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the Pre-emption Rights Authorization Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Pre-emption Rights Authorization Proposal.

PROPOSAL 6: THE SHARE ACQUISITION AUTHORIZATION PROPOSAL

Background

On June 2, 2025, the general meeting extended the authorization of the Board to acquire Ordinary Shares in the capital of the Company or depositary receipts thereof for consideration until November 30, 2025.

Proposal

It is proposed that the authorization of the Board to acquire Ordinary Shares or depositary receipts thereof for consideration be extended until December 28, 2027.

The maximum number of Ordinary Shares permitted pursuant to applicable law and our Articles of Association from time to time may be acquired and Ordinary Shares may be acquired through repurchases negotiated in the open market or privately, in self-tender offers, or through accelerated repurchase arrangements, at prices ranging from the nominal value of the Ordinary Shares up to 110% of the market price of Ordinary Shares, provided that:

●	for open market or privately negotiated repurchases, the market price shall be the price for Ordinary Shares on the Nasdaq Stock Market at the time of the transaction;

●	for self-tender offers, the market price shall be the volume weighted average price for the Ordinary Shares on the Nasdaq Stock Market during a period, determined by the board of directors of the Company, of no less than one and no more than five consecutive trading days immediately prior to the expiration of the tender offer; and

●	for accelerated repurchase arrangements, the market price shall be the volume weighted average price of the Ordinary Shares on the Nasdaq Stock Market over the term of the arrangement.

The volume weighted average price for any number of trading days shall be calculated as the arithmetic average of the daily volume weighted average price on those trading days.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Share Acquisition Authorization Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the Share Acquisition Authorization Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Share Acquisition Authorization Proposal.

PROPOSAL 7: THE PREFERRED SHARE ACQUISITION AUTHORIZATION PROPOSAL

Background

On June 2, 2025, the general meeting authorised the Board to acquire preferred shares in the capital of the Company or depositary receipts thereof for consideration until November 30, 2025.

Proposal

The Company hereby proposes that the authorization of the Board to acquire preferred shares or depositary receipts thereof for consideration be extended until December 28, 2027.

The maximum number of preferred shares permitted pursuant to applicable law and the articles of association from time to time may be acquired and preferred shares may be acquired through repurchases negotiated in the open market or privately, in self-tender offers, or through accelerated repurchase arrangements, at prices ranging from the nominal value of the preferred shares up to the higher of:

●	the amount that would be paid by the Company upon cancellation of such preferred shares in accordance with the applicable provisions of the articles of association; and

●	110% of the market price of the Ordinary Shares into which the preferred shares may be converted in accordance with the applicable provisions of the articles of association, whereby the market price will be determined in the manner as set out in the Share Issuance Authorization Proposal.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Preferred Share Acquisition Authorization Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the Preferred Share Acquisition Authorization Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Preferred Share Acquisition Authorization Proposal.

PROPOSAL 8: THE BOARD RESOLUTION PROPOSAL

Background

As disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May [●], 2026, the Company intends to expand its activities with initiatives aimed at developing a diversified platform at the intersection of quantum computing and next-generation cybersecurity, in addition to its existing activities in the field of molecular genetic diagnostics for the early detection of cancer. The Company intends to actively pursue strategic acquisitions and partnerships in post-quantum cryptography, zero-trust architecture, and related national security technology sectors, and to acquire, license, and develop combat-proven autonomous technologies, deploying them as a coordinated, multi-domain portfolio across air, land, and sea.

Proposal

Pursuant to Article 2:107a of the Dutch Civil Code, resolutions of the Board with regard to the matters set out above are subject to the approval of the general meeting of the Company.

It is proposed that any resolution to be adopted by the Board in good faith with regard to the matters set out above be approved and that any resolution already adopted by the board of directors in good faith with regard to those matters be approved, ratified, and confirmed, all to the extend those resolutions are subject to the approval of the general meeting of the Company pursuant to Article 2:107a of the Dutch Civil Code.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Board Resolution Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the Board Resolution Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Board Resolution Proposal.

PROPOSAL 9: THE ARTICLES AMENDMENT PROPOSAL

Background

Under the current Articles of Association, the Company’s principal object is the research, development, manufacture and commercialisation of tests for clinical diagnostics in the field of human diagnostics, together with the provision of related advice and services. Company now intends to expand its activities to include initiatives focused on developing a diversified platform at the intersection of quantum computing and next-generation cybersecurity, alongside its existing activities in molecular genetic diagnostics for the early detection of cancer. Because the Board must act within the objects set out in the Articles of Association, the objects clause must be expanded to cover these new activities.

Proposal

The Company hereby proposes that the objects of the Company be extended to include the assembly and operation of a quantum-ready system of autonomous defense platforms spanning drone warfare, counter-unmanned aircraft systems, demining, and command-and-control applications and to render advice and services in connection therewith, all pursuant to an amendment of the articles of association of the Company in accordance with the form of the Deed of Amendment of the Articles of Association of the Company (the “Deed of Amendment”) in the form attached hereto as Annex C. The form of the of the Deed of Amendment also is available on the Company’s website at www.quantum-cyber.ai/investors and is available for inspection at the offices of the Company.

Furthermore, it is proposed that each civil law notary, assigned civil law notary, candidate civil law notary, notarial assistant and notarial secretary working with CMS be authorized to have the deed of amendment of articles of association executed and to perform all other legal acts that the authorized person deems necessary in connection therewith.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Articles Amendment Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the Articles Amendment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Articles Amendment Proposal.

PROPOSAL 10: THE O’ROURKE APPOINTMENT PROPOSAL

Background and Nominee

The Board has nominated Peter O’Rourke (the “Nominee”) to the Board and the Company’s management has no reason to believe that the Nominee will be unable to serve. The Nominee’s biography is provided herein and contains information regarding the Nominee’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nomination Committee and the Board to determine that the Nominee should serve as a director for the Company. In addition to the information presented above regarding the Nominee’s specific experience, qualifications, attributes and skills that led the Board to the conclusion that he should serve as a director, the Company also believes that the Nominee has a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company and our Board. Finally, we value the Nominee’s significant experience on other public company boards of directors and board committees.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the O’Rourke Appointment Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the O’Rourke Appointment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the O’Rourke Appointment Proposal.

PROPOSAL 11: THE REMUNERATION POLICY PROPOSAL

Background and Proposal

Each of the Compensation Committee and the Board believes that appropriate remuneration of the Company’s directors plays a vital part in helping to achieve the Company’s overall objectives, and, accordingly, and in compliance with the Dutch Civil Code, we are providing shareholders with the opportunity to vote on a resolution to amend our remuneration policy substantially in the form attached hereto as Annex E.

The directors’ remuneration policy sets out the Company’s forward-looking policy on directors’ remuneration and describes the components of the executive and non-executive directors’ remuneration. The current remuneration policy was adopted by our shareholders on November 1, 2021, amended by our shareholders on May 28, 2025, and further amended and restated by our shareholders on April 22, 2026. If the amendments to the Remuneration Policy are approved, all payment by the Company to our directors will be made in accordance with the amended and restated policy, or a further shareholder-approved amendment thereto. The material proposed changes to the Remuneration Policy are:

(a)	references to Mainz Biomed N.V. will be replaced by references to Quantum Cyber N.V.;

(b)	the Board may receive 10,000,000 instead of 500,000 shares or rights to acquire those shares under the 2025 Omnibus Incentive Plan each year;

(c)	each non-executive director may be granted long term-incentives up the greater of $100,000 or 250,000 shares as annual award under the 2025 Omnibus Incentive Plan;

(d)	the annual fixed remuneration for non-executive directors will amount to $100,000 instead of $50,000; and

(e)	A cash bonus may be issued at any time during the financial year. The grant to a non-executive director shall state the reasons underlying the decision to award renumeration in this form.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Remuneration Policy Proposal. For the purpose of the vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Because the Remuneration Policy Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to this proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on this proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Recommendation

The Board recommends that you vote “FOR” the Remuneration Policy Proposal.

CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s shareholders. The Board believes that its practices align management and shareholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the current amended and restated Articles of Association, the charters for each Board committee and the Company’s Code of Ethics and Business Conduct. To access these documents on the Company’s website, please visit https://quantum-cyber.ai/.

Executive Officer, Director and Board Composition

The following table sets forth certain information regarding our directors and executive officers as of the Record Date:

Name	Age	Position	Director Since	Board Committee
David Lazar	35	Chief Executive Officer and Director	February 2026	None

William Caragol	59	Chief Financial Officer	-	Not applicable.

Robert Liscouski	72	Director	March 2026	Audit Committee, Compensation Committee, Nomination Committee (Chair)

David Natan	73	Director	April 2026	Audit Committee (Chair), Compensation Committee, Nomination Committee

Avraham Ben-Tzvi	55	Director	April 2026	Audit Committee, Compensation Committee (Chair) Nomination Committee

Peter O’Rourke	53	Director	May 2026	None

Our Board presently consists of five directors whose terms expire at the close of the annual general meeting of shareholders to be held in 2027. Prior to the dissemination of this Proxy Statement, on April 22, 2026, each of Guido Baechler, Dr. Heiner Dreismann, Hans Hekland and Greggory Tibbits resigned from the Board in connection with the appointments of David Natan and Avraham Ben-Tzvi.

David Lazar. David Lazar currently serves as the CEO and Chairman of Sow Good (NASDAQ: SOWG) since January 2026. Previously David served as the CEO and Chairman of Kala Bio Inc. (NASDAQ: KALA) from December 2025 to February 2026. David previously served as CEO & Chairman of Novabay Pharmaceuticals, Inc. (NASDAQ: NBY) from August - November 2025. Prior to that, David previously served as director on the board of directors of FiEE, Inc. (NASDAQ: FIEE) (formerly Minim, Inc.) where he also previously served as the CEO and CFO from December 2023 to February 2025. David served as interim CEO and principal Financial Officer of Bio Green Med Solution Inc. (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.), from January 2, 2025, through February 26, 2025. David served as the CEO of Black Titan Corporation listed on Nasdaq (NASDAQ: BTTC) (formerly Titan Pharmaceuticals, Inc.) from August 2022 to April 2024, where he also served as a Director and board Chairman from August 2022 until October 2023. David also served as the CEO and Chairman of the board of directors of OpGen, Inc. (OTC: OPGN) from March 2024 to August 2024. David also served as the president and a member of the board of directors of LQR House Inc. (NASDAQ: YHC) from October 2024 to April 2025. David served as the CEO of Activist Investing from March 2018 to April 2022. The Board believes that David’s expertise as an investor with a diverse knowledge of capital markets and experience leading public companies qualifies him to serve as a member of the Company’s Board of Directors.

William Caragol. William Carabol is our Chief Financial Officer and has over thirty years of experience working with growth stage technology companies. In 2018, he founded and is the Managing Director of Quidem LLC, a corporate strategic and financial advisory firm. From November 2021 to September 2025, Mr. Caragol served as the Chief Operating Officer and Chief Financial Officer of Iron Horse Acquisitions Corp. (NASDAQ: IROH). Since November 2024 Mr. Caragol has served as a director and CFO of Iron Horse Acquisition II Corp. (NASDAQ: IRHO). Since July 2023, Mr. Caragol has also been on the board of directors and has been Chairman of the audit committee of DeFi Development Corp. (NASDAQ: DFDV), serves on the board of Worksport Ltd. (NASDAQ: WKSP) since June 2021, and he served on the board of directors of Greenbox POS (NASDAQ: GBOX) from 2021 to April 2023. Mr. Caragol earned a B.S. in business administration and accounting from Washington & Lee University and is a member of the American Institute of Certified Public Accountants.

Robert Liscouski. Mr. Liscouski served as the Chairman of the Board of Quantum Computing, Inc. from February 2018 to December 2024. From March 2018 through January 2024, Mr. Liscouski served as Chief Executive Officer and President of Quantum Computing, Inc. Prior to that, Mr. Liscouski served as Chairman and Founder of Convergent Risk Group LLC, an enterprise security risk management firm specializing in the convergence of physical and cyber risk, from January 2011 through May 2019 and as President of Implant Sciences Corp., a public company that became a leader in the explosive trace detection industry culminating in the sale of the technology to L3 Communications in January 2017. Mr. Liscouski is a proven security professional, thought leader and successful entrepreneur with over 35 years of senior level security operational and company leadership experience in government and public and private companies.

Mr. Liscouski has extensive experience in assessing, mitigating and managing physical and cybersecurity risk in private sector enterprises and state and federal government agencies. Mr. Liscouski has experience in leading innovative start up and turnaround companies as well as building programs for large government organizations and in identifying emerging security technologies. He serves as a “Trusted Advisor” to senior officials within government and private sector, providing guidance in areas such as physical and cyber security, crisis management, organizational development and strategic planning. Mr. Liscouski’s career has spanned local law enforcement, senior government and private sector positions from operations to senior leadership and boards of directors. He served as a senior advisor to the intelligence community and was appointed by President George W. Bush as the first Assistant Secretary for Infrastructure Protection at the Department of Homeland Security. Mr. Liscouski is a Founder and Chairman of the Board of the National Child Protection Task Force, a 501(c)(3) charitable organization, and served on the Board of Clean Coal Technologies Inc. from 2019 until December 2020. He received his Bachelor of Science degree in Criminal Justice from John Jay College and his MPA in Public Administration from the Kennedy School of Government, Harvard University.

The Board believes that Mr. Liscouski’s management expertise and experience and knowledge of the quantum computing and security industry, one we are seeking opportunities in, qualifies him to serve as a member of the Company’s Board of Directors.

David Natan. David Natan currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, both domestically and internationally, since 2007. From 2010 to May 2020, Mr. Natan served as Chief Executive Officer of Forcefield Energy, Inc., a company focused on the solar industry and LED lighting products. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of PharmaNet Development Group, Inc., a drug development services and clinical trials company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Before that, Mr. Natan served various roles in increasing responsibility with Deloitte & Touche LLP, a global accounting and consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (NASDAQ: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Additionally, since April 2024, Mr. Natan has served as a member of the Board of Directors and Audit Committee Chair of FIEE, Inc.(NASDAQ: FIEE), a technology company specializing in SAAS solutions and AI software development; since December 2025, has served as a member of the Board of Directors and Audit Committee Chair of Sow Good, Inc, (NASDAQ: SOWG) a manufacturer of freeze dried candy; and since January 2026, has served as a member of the Board of Directors and Audit Committee Chair of Indaptus Therapeutics, Inc. (NASDAQ: INDP), a clinical stage biotech company. Previously, Mr. Natan has served as a director for the following public companies: Global Technovations, ForceField Energy, Black Titan (NASDAQ: BTTC) (formerly Titan Pharmaceuticals, Inc.), Vivakor Inc. (NASDAQ: VIVK), NetBrands Corp. (OTC: NBND), OpGen Inc. (OTC: OPGN), and Bio Green Med Solutions (NASDAQ: BGMS) (formerly Cyclacel Pharmaceuticals, Inc.). Mr. Natan is a CPA (inactive), holds a B.A. in Economics from Boston University, and was appointed to Omicron Delta Epsilon, an international honor society in the field of Economics. The Board believes that Mr. Natan’s experience as a board member of multiple NASDAQ listed companies, as well as previous experience on audit committees and as a Chief Financial Officer qualifies him to serve as a member of the Board.

Avraham Ben-Tzvi. Avraham Ben-Tzvi is the founder of ABZ Law Office, a boutique Israeli law firm specializing in corporate and securities laws, commercial law and contracts, and various civil law matters, as well as providing outsourced general counsel services for publicly traded as well as private companies and corporations, which he established in January 2017. Mr. Ben-Tzvi served as Chief Legal Officer and General Counsel of Purple Biotech Ltd. (formerly Kitov Pharma Ltd.) (NASDAQ/TASE: PPBT), a clinical-stage company advancing first-in-class therapies to overcome tumor immune evasion and drug resistance, from November 2015 until April 2020. Prior to that, Mr. Ben-Tzvi served as General Counsel and Company Secretary at Medigus Ltd. (NASDAQ/TASE: MDGS), a minimally invasive endosurgical tools medical device and miniaturized imaging equipment company, from April 2014 until November 2015. Prior to that he served as an attorney at one of Israel’s leading international law firms where, among other corporate and commercial work, he advised companies and underwriters on various offerings by Israeli companies listing in the US and on various SEC related filings. Prior to becoming a lawyer, Mr. Ben-Tzvi worked in several business development, corporate finance and banking roles at companies in the financial services, lithium battery manufacturing and software development industries. Mr. Ben-Tzvi has been serving as a member of the Board of Directors of Black Titan Corporation (NASDAQ: BTTC), a distributor of human capital management software solutions in Southeast Asia, since 1 October 2025, following the completion of a merger with Titan Pharmaceuticals Inc. where he served as a director between August 2022 and the completion of the merger with Black Titan Corporation on 1 October 2025. Mr. Ben-Tzvi is a member of the Board of Directors of Indaptus Therapeutics, Inc. (NASDAQ: INDP) since 22 December 2025. Between January 5, 2025, and April 2, 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Cyclacel Pharmaceuticals Inc. (NASDAQ: CYCC) a pharmaceuticals development company. Between October 15, 2024, and December 19, 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of LQR House, Inc. (NASDAQ: YHC), a company in the wine and spirits e commerce sector. Between March 25, 2024, and August 2, 2024, Mr. Ben-Tzvi served as a member of the Board of Directors of OpGen, Inc. (NASDAQ: OPGN), a precision medicine company. Between December 2023 and February 2025, Mr. Ben-Tzvi served as a member of the Board of Directors of Minim, Inc. (NASDAQ: MINM), a company which delivered smart software-driven communications products under the globally recognized Motorola brand and Minim® trademark. Mr. Ben-Tzvi holds a B.A., magna cum laude, in Economics from Yeshiva University in New York and an L.L.B., magna cum laude from Sha’arei Mishpat College of Law in Hod HaSharon, Israel. Mr. Ben-Tzvi is a licensed attorney and member of the Israel Bar Association and is also licensed as a Notary by the Israeli Ministry of Justice. The Board believes that Mr. Ben-Tzvi’s experience as a board member of multiple NASDAQ listed companies qualifies him to serve as a member of the Board.

Peter O’Rouke. Peter O’Rourke has served as a director of the Board since May 2026. Mr. O’Rourke has served as Managing Partner at TCI Partners, a consulting firm focused on healthcare, aerospace and the public sector, from December 2018 to present. From November 2020-July 2022, Mr. O’Rourke was President and Director for Western Magnesium Corporation where he created the U.S. operations strategy and team during the technology pilot phase of the company, and led enterprise and defense business development, government affairs, and communications. From January 2017 to December 2018, Mr. O’Rourke served as the Acting Secretary and Chief of Staff of the Department of Veteran Affairs. From May 2015 to July 2016, Mr. O’Rourke served as a principal of Calibre Systems, Inc., a consulting firm. Mr. O’Rourke also served in both the U.S. Navy and Air Force. From June 2021 to July 2025 Mr. O’Rourke served as the Chairman of the Board of Directors for NorthView Acquisition Corporation. Since July 2025, Mr. O’Rourke has been the Lead Independent Director and Chairman of the Nominations and Governance Committee of ProFusa, Inc., and he has served as Director for AXIM Biotechnologies from July 2020 to present. Mr. O’Rourke received a Bachelor of Arts in Political Science from the University of Tennessee in Knoxville as well as a Master of Science in Logistics and Supply Chain Management from the United States Air Force’s Institute of Technology. The Board believes that Mr. O’Rourke is well-qualified to serve as a director of the Company based on Mr. O’Rourke’s leadership and consulting experience in the healthcare industry.

Board Meetings

During fiscal year 2025, the Board met in person or via video or teleconference approximately twelve times and acted by unanimous written consent approximately six times. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During the year ended December 31, 2025, all directors then in office attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member. Hans Hekland of our Board of directors then in office attended our 2025 annual meeting of stockholders. The Company does not have a policy with respect to board members’ attendance at the Company’s annual meetings of stockholders.

During 2025, our Audit Committee met in person or via video or teleconference approximately 6 times; our Compensation Committee met in person or via video or teleconference approximately 3 times and acted by unanimous written consent approximately 2 times; and our Nomination Committee met in person or via video or teleconference approximately 1 time and acted by unanimous written consent approximately 1 time.

Family Relationships

There are no other family relationships among any of our executive officers, directors or director nominees.

Legal Proceedings

To the best of the Company’s knowledge, none of its directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Board Composition/Election

Our Board presently consists of five directors whose terms expire at the close of the annual general meeting of shareholders to be held in 2027. Our directors are elected annually. The Board has determined that four of the five directors are independent under the listing rules of the Nasdaq Stock Market.

Selection of Nominees for The Board of Directors

The Nomination Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Nomination Committee’s charter provides that it may retain a third-party search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nomination Committee’s assessment of a proposed candidate may include a review of the person’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, independence, understanding of the Company’s business or other related industries, the interplay of his or her experience with the experience of other Board members, his or her ability to contribute to the effective management of the Company, the extent to which he or she would be a desirable addition to the Board and any of its committees, and such other more specific factors that the Nomination Committee determines are relevant in light of the needs of the Board. The Nomination Committee believes that its nominees should reflect a diversity of experience and age. The Board does not have a specific policy regarding director diversity. The Nomination Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nomination Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nomination Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nomination Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

In connection with that certain Securities Purchase Agreement dated February 13, 2026, pursuant to which the Company sold to David Lazar Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares and Series E Preferred Shares in two closings, Mr. Lazar was appointed as a director of the Company immediately prior to the first closing (the “Lazar Purchase Agreement”). In addition to Mr. Lazar being appointed as one of our directors in connection with the transaction, pursuant to the Lazar Purchase Agreement, Mr. Lazar will have certain one-time contractual rights involving the Board. These rights include: (i) a one-time contractual right to recommend to us an individual (the “Initial Nominee”) to be nominated for election at the Shareholder Meeting to serve as a director on the Board; (ii) subject to the Conversion Approval and the Final Closing occurring, a one-time contractual right to nominate up to six (6) individuals (the “Additional Purchaser Nominees”) to be qualified (including satisfying director “independence” requirements under the Listing Rules) and appointed to serve as directors on the Board after the resignation of the current directors, following the Conversion Approval and the Final Closing.

Other than the aforementioned transaction, there are no arrangements or understanding between any of the directors or officers of our Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

No Shareholder Nominations

There is no procedure under Dutch law by which a shareholder can nominate a director for appointment at the Shareholders’ Meeting.

Code of Ethics

The Company’s Code of Ethics and Business Conduct (“Code of Ethics”) was adopted on October 26, 2021, to emphasize the Company’s commitment to the highest standards of business conduct. The Code of Ethics applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics is available on our corporate website at www. www.quantum-cyber.ai. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the Code of Ethics. The Code of Ethics requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances.

Insider Trading Policy

On January 18, 2023, our Board of Directors adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by directors, senior management, and certain employees (the “Insiders”) that are reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and Nasdaq’s continued listing standards. Among other matters, this policy sets out that, with limited exceptions:

●	No Insider may buy or sell our securities at any time when they have material non-public information relating to our Company;

●	No Insider may buy or sell securities of another company at any time when they have material non-public information about that company, including, without limitation, any company that we conduct ordinary business with, such as customers, vendors or suppliers, when that information is obtained during the course of his/her employment with us;

●	No Insider may disclose material non-public information to third parties, to any other person, including family members, or make recommendations or express opinions on the basis of material non-public information with regard to trading securities; and

●	No Insider may buy or sell our securities during a time before and after a significant event involving our Company (including twenty days before the end of each of our fiscal quarters through to the second trading day following the public announcement of the financial results of such fiscal quarter).

Clawback Policy

In accordance with the SEC’s and Nasdaq Stock Market’s rules, the Company maintains a Clawback Policy (the “Clawback Policy”). Current executive officers of the Company have agreed in writing to the terms and conditions of the Clawback Policy. Under the Clawback Policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the federal securities laws, the Company will recoup any erroneously awarded incentive-based compensation from the Company’s current and former executive officers.

Director Independence

Our Board is composed of a majority of “independent directors” as defined under the rules of Nasdaq. We use the definition of “independence” within the meaning of the Listing Rules of the Nasdaq Stock Market and applicable regulations of the SEC to make this determination.

Under such definitions, our Board has undertaken a review of the independence of each director. Based on the information provided by each director concerning his or her background, employment and affiliations, our Board has determined that each of David Natan, Robert Liscouski and Avraham Ben-Tzvi are independent directors of the Company.

Board Committees

The Board has established three standing committees: (i) the Audit Committee; (ii) the Compensation Committee; and (iii) the Nomination Committee. Each of the committees operates pursuant to its charter. The responsibilities of each committee are described in more detail below.

Audit Committee.

As of the date of this Proxy Statement, the Audit Committee is comprised of David Natan (Chairman), Robert Liscouski and Avraham Ben-Tzvi, that satisfy the “independence” requirements of Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market and meet the independence standards under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Natan is an “audit committee financial expert” within the meaning of the SEC rules and possesses financial sophistication within the meaning of the Listing Rules of the Nasdaq Stock Market. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The Audit Committee is responsible for, among other things:

●	selecting our independent registered public accounting firm and pre-approving all auditing and non-auditing services permitted to be performed by our independent registered public accounting firm;

●	reviewing with our independent registered public accounting firm any audit problems or difficulties and management’s response and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K;

●	discussing the annual audited financial statements with management and our independent registered public accounting firm;

●	annually reviewing and reassessing the adequacy of our Audit Committee charter;

●	meeting separately and periodically with the management and our independent registered public accounting firm;

●	reporting regularly to the full board of directors;

●	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposure; and

●	such other matters that are specifically delegated to our Audit Committee by our board of directors from time to time.

Compensation Committee.

As of the date of this Proxy Statement, our Compensation Committee currently consists of three non-executive directors, Avraham Ben-Tzvi (Chairman), David Natan and Robert Liscouski, each of whom satisfy the “independence” requirements of Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market and meet the independence standards under Rule 10A-3 under the Exchange Act. Our Compensation Committee assists the board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. The Compensation Committee did not engage any consultants in determining or recommending the amount or form of executive and director compensation during the year ended December 31, 2025. No officer may be present at any committee meeting during which such officer’s compensation is deliberated upon. The Compensation Committee is responsible for, among other things:

●	reviewing and approving to the board with respect to the total compensation package for our most senior executive officers;

●	approving and overseeing the total compensation package for our executives other than the most senior executive officers;

●	reviewing and recommending to the board with respect to the compensation of our directors;

●	reviewing periodically and approving any long-term incentive compensation or equity plans;

●	selecting compensation consultants, legal counsel or other advisors after taking into consideration all factors relevant to that person’s independence from management; and

●	programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Nomination Committee.

As of the date of this Proxy Statement, our Nomination Committee is currently comprised of Robert Liscouski (Chairman), David Natan and Avraham Ben-Tzvi, each of whom satisfies the “independence” requirements of Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market and meet the independence standards under Rule 10A-3 under the Exchange Act. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The Nominating Committee considers persons identified by its members, management, shareholders, investment bankers and others.

The Nomination Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Nomination Committee’s charter provides that it may retain a third-party search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nomination Committee’s assessment of a proposed candidate may include a review of the person’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, independence, understanding of the Company’s business or other related industries, the interplay of his or her experience with the experience of other Board members, his or her ability to contribute to the effective management of the Company, the extent to which he or she would be a desirable addition to the Board and any of its committees, and such other more specific factors that the Nomination Committee determines are relevant in light of the needs of the Board. The Nomination Committee believes that its nominees should reflect a diversity of experience and age. The Board does not have a specific policy regarding director diversity. The Nomination Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

Board Leadership Structure and Role in Risk Oversight

The leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.

Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of our financial statements and our compliance with legal and regulatory requirements relating to our financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Shareholder Communications with the Board

Shareholders and other interested parties may send correspondence by mail to the full Board or to individual directors. Shareholders should address such correspondence to the Board or the relevant Board members in care of ir@quantum-cyber.ai.

DIRECTOR COMPENSATION

The Compensation Committee establishes, and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-executive directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-executive directors should receive annual or other grants of options to purchase Ordinary Shares or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following summary board compensation table provides information regarding the Board compensation paid during the year ended December 31, 2025, to our then-current Board members. Only our non-executive directors received compensation for being directors during the year ended December 31, 2025.

	Cash Compensation	Equity Compensation	Total Compensation
Dr. Heiner Dreismann	60,000	59,176	119,176
Hans Heklan	42,000	37,028	79,028
Greggory Tibbits	42,000	33,815	75,815
Total	144,000	130,019	274,019

On April 22, 2026, each of Guido Baechler, Dr. Heiner Dreismann, Hans Hekland and Greggory Tibbits resigned from the Board in connection with the appointments of David Natan and Avraham Ben-Tzvi.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table provides information concerning all cash and non-cash compensation that have been or will be awarded to, earned by or paid during our fiscal year ended December 31, 2025, and 2024, to our Chief Executive Officer (principal executive officer), our Chief Financial Officer. We refer to these individuals as our “named executive officers” (“NEOs”). We did not have any other executive officers for the year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Guido Baechler	2025	225,000	-	-	548,551	45,412	818,963
Former Chief Executive Officer	2024	420,000	105,000	-	107,448	37,719	670,167

William Caragol	2025	175,000	-	-	353,629	43,824	572,453
Chief Financial Officer	2024	320,833	92,841	-	229,244	38,709	681,627

Employment Agreements

We have executed the following employment agreements and consulting agreements with our NEOs. The material terms of each of those arrangements are summarized below.

Guido Baechler, Former Chief Executive Officer

On July 1, 2021, we entered into a management services agreement with Guido Baechler (as amended, the “Baechler Agreement”). Pursuant to the Baechler Agreement: (a) Mr. Baechler is appointed as our Chief Executive Officer and will undertake and perform the duties and responsibilities normally and reasonably associated with such office; (b) we paid Mr. Baechler annual base remuneration of $240,000 that increased to $350,000 upon the filing of the Form F-1 for our initial public offering, and to $450,000 in the year after the initial public offering provided we make satisfactory progress in Board-approved goals (the “Base Remuneration”); (c) we shall reimburse Mr. Baechler for one U.S. health plan and one U.S. dental plan (if not included in the health plan) amounting up to $3,500 per month; (d) we shall provide to Mr. Baechler any benefits plan, if and when we have adopted such benefits; (e) our Board of Directors shall, in good faith, consider the payment of an annual bonus equal to 50% of that year’s Base Remuneration based upon our performance and upon the achievement of mutually agreed-upon milestones (the “Annual Bonus”); and (e) Mr. Baechler will be entitled to twenty days paid annual vacation per calendar year as well as the reimbursement of reasonable and necessary business expenses.

We or Mr. Baechler may terminate the Baechler Agreement at any time for any reason by providing not less than ten calendar days’ notice in writing, provided that (a) we shall have the option to provide a lump sum payment equal to ten (10) days’ Base Remuneration in lieu of such notice if terminating without cause; and (b) we may waive all or any part of the notice period for no consideration by giving written notice to Mr. Baechler if terminating with cause.

In the event we terminate the Baechler Agreement for cause or if Mr. Baechler’s terminates the Baechler Agreement without good reason, Mr. Baechler is entitled to (i) any accrued but unpaid Base Remuneration and payment for any accrued but unused vacation; (ii) reimbursement for unreimbursed business expenses properly incurred by Mr. Baechler; and (iii) such benefits (including equity compensation), if any, to which Mr. Baechler may be entitled under our benefit plans as of termination; provided that, in no event shall Mr. Baechler be entitled to any payments in the nature of severance or termination payments except as specifically provided in the Baechler Agreement (collectively the “Accrued Amounts”).

If we terminate the Baechler Agreement without good cause or Mr. Baechler resigns with good reason in compliance with the relevant terms and conditions of the Baechler Agreement, we shall be obligated to provide a severance package to Mr. Baechler that includes: (i) the Accrued Amounts (ii) equal installment payments payable under the our normal payroll practices, but no less frequently than monthly, which are in the aggregate equal to the Mr. Baechler’s Base Remuneration for the year in which termination occurs; (iii) an amount equal to the Annual Bonus for the year in which the termination takes place; (iv) vesting of an additional 12 months (removing any cliff) under all time-based vesting schedules for equity-based incentives held by Mr. Baechler; and (v) reimbursement for up to $3,500 of the monthly U.S. health insurance premium paid by Mr. Baechler for himself and his dependents until the earliest date set forth by the Baechler Agreement.

The Baechler Agreement will terminate upon the death of Mr. Baechler. We may terminate Mr. Bachelor upon disability as defined by the Baechler Agreement. If Mr. Baechler is terminated on account of death or disability, we will provide Mr. Baechler, his estate, or, if applicable, Mr. Baechler’s beneficiaries with the Accrued Amounts.

On November 1, 2024, the Company and Mr. Baechler amended the Baechler Agreement, reducing the salary and commitment level of Mr. Baechler to 60% of his then current salary, effective November 1, 2024.

On April 22, 2026, Mr. Baechler resigned a director of the Board as our co-Chief Executive Officer. Such resignations did not stem from a disagreement with us or on any matter relating to our operations, policies or practices.

William Caragol, Chief Financial Officer

On April 29, 2022, effective May 1, 2022, we entered into an Employment Contract with Mr. Caragol (the “Caragol Contract”). Pursuant to the Caragol Contract: (a) Mr. Caragol has an annual salary of $350,000; (b) Mr. Caragol is eligible to receive an annual bonus of up to 50% of his salary as determined by the Compensation Committee of the Board of Directors; (c) Mr. Caragol is to have his healthcare expensed paid, and a monthly office allowance, not to exceed $1,500 per month; and (d) Mr. Caragol was entitled to receive 2,000 options to purchase our Ordinary Shares.

If we elect to terminate the Caragol Contract without good cause or Mr. Caragol resigns with good reason in compliance with the relevant terms and conditions of the Caragol Agreement, we shall be obligated to provide a severance package to Mr. Caragol that includes: (i) any amounts due to him under the Caragol Agreement that have not yet been paid, (ii) the amounts due to Mr. Caragol for a year subsequent to the date when the termination occurs; (iii) an amount equal to Mr. Caragol’s target annual bonus for the year in which the termination takes place, with all criterion for such annual bonus deemed to have been achieved; and (iv) the vesting of an additional twelve months under all time-based vesting schedules for equity-based incentives held by Mr. Caragol.

On November 1, 2024, the Company and Mr. Caragol amended the Caragol Agreement, reducing the salary and commitment level of Mr. Caragol to 50% of his then current salary, effective November 1, 2024.

Consulting Agreement with William Caragol

On May 4, 2026, we entered into a Consulting Agreement with Mr. Caragol (the “Caragol Consulting Agreement”), effective as of April 22, 2026 (the “Caragol Effective Date”). Pursuant to the terms of the Caragol Consulting Agreement, Mr. Caragol will provide financial and accounting services customarily performed by the chief financial officer of a publicly traded company. As consideration for such services rendered, we will pay Mr. Caragol a monthly retainer of $20,000, and Mr. Caragol may be granted consultant stock or option grants from the Company’s 2025 Omnibus Stock Plan at the discretion of the Company’s Board of Directors. The term of the Caragol Consulting Agreement shall be from the Caragol Effective Date until August 31, 2026, at which time the Caragol Consulting Agreement may continue on a monthly basis at the mutual agreement of Mr. Caragol and the Company. The Caragol Consulting Agreement may be terminated by either party at any time upon 30 days’ written notice. The Caragol Consulting Agreement also contains certain customary provisions regarding confidentiality, non-competition, indemnification, non-disparagement.

Settlement Agreements

In connection with the Investment, we entered into a Settlement Agreement and General and Mutual Releases (collectively, the “Settlement Agreements”) with our Chief Executive Officer, our Chief Financial Officer and three of our directors. The Settlement Agreements provide that upon the Final Closing, (i) the applicable director or officer shall generally release us from any claims, actions, or losses that such person may have against us and (ii) we shall similarly release such officer or director from any claims, action or losses that we may have against such person, provided that we remain obligated pursuant to maintain D&O insurance coverage, or a D&O tail policy, a that we make a payment to such person for any and all accrued and unpaid salary, Board approved bonuses, twelve months healthcare continuation and such person’s contractual severance payment. If the Final Closing occurs (and the approval of the Proposals is a condition precedent to the Final Closing), the payments that we will need to make in connection with the Settlement Agreements are approximately $965,000 to our Chief Executive Officer, $776,000 to our Chief Financial Officer, $60,000 to one of our directors and $40,000 to each of two of our directors.

Share Option Plans and Stock Options

We have adopted our 2021 Omnibus Incentive Plan, our 2022 Omnibus Incentive Plan, as amended, and our 2025 Omnibus Incentive Plan (the “Plans”). Under the Plans, we are authorized to issue equity incentives in the form of incentive stock options, non-statutory stock options, restricted shares, restricted share units, share appreciation rights, performance units or performance shares under separate award agreements. Under the Plans, the aggregate number of shares underlying awards that we can issue cannot exceed 1,467,021 Ordinary Shares, of which we have issued 1,449,480, including 1,000,000 Ordinary Shares issued to employees and directors in February 2026.

Pension Benefits

We do not have any defined benefit pension plans or any other plans requiring us to make retirement payments or pay comparable benefits.

Bonuses

Since the end of our 2025 fiscal year, our Board has approved bonuses valued at $544,000 to our executive officers and directors. These bonuses will be paid in connection with the payments to be made pursuant to the Settlement Agreements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the holdings of (i) each of our directors and officers, (ii) each named executive officer, and (iii) all of our current directors and executive officers as a group. No person not included above beneficially owns 5% or more of our Ordinary Shares.

Beneficial ownership of a class of voting stock is determined in accordance with the rules of the SEC and includes any shares of such class of the Company’s voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on the following issued and outstanding shares as of the Record Date: (i) [●] Ordinary Shares, (ii) 1,000,000 Series A Preferred Shares, (iii) 1,000,000 Series B Preferred Shares, (iv) 1,000,000 Series C Preferred Shares, (v) 1,000,000 Series D Preferred Shares, and (vi) 1,000,000 Series E Preferred Shares.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the Ordinary Shares and Preferred Shares, as applicable, beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name (1)	Number of Ordinary Shares Currently Beneficially Owned	Percentage of Class	Series A Preferred Shares Beneficially Owned	Percentage of Class	Series B Preferred Shares Beneficially Owned	Percentage of Class	Series C Preferred Shares Beneficially Owned	Percentage of Class	Series D Preferred Shares Beneficially Owned	Percentage of Class	Series E Preferred Shares Beneficially Owned	Percentage of Class	Total Voting Power
David Lazar, Chief Executive Officer and Director(2)			1,000,000	100	1,000,000	100%	1,000,000	100%	1,000,000	100%	1,000,000	100%	95.6%

Robert Liscouski, Director	-	-	-	-	-	-	-	-	-	-	-	-	0

David Natan, Director	137,141	*	-	-	-	-	-	-	-	-	-	-	*

Avraham Ben-Tzvi, Director	139,141	*	-	-	-	-	-	-	-	-	-	-	*

Peter O’Rourke, Director	137,141	*	-	-	-	-	-	-	-	-	-	-	*

William Caragol Chief Financial Officer	290,000	1.4%	-	-	-	-	-	-	-	-	-	-	0

Guido Baechler Former Chief Executive Officer	246,362	1.2%	-	-	-	-	-	-	-	-	-	-	0

Current Directors and Executive Officers as a Group (6 people)	703,423	3.4%	1,000,000	100%	1,000,000	100%	1,000,000	100%	1,000,000	100%	1,000,000	100%	96.0%

*	Denotes less than 1%

(1)	Unless otherwise noted, the address for such person is c/o Quantum Cyber N.V., 1501 Belvedere Road Suite 500, West Palm Beach, FL 33406.

(2)	Includes (i) 9,000,000 Ordinary Shares issuable upon conversion of the Series A Preferred Shares, (ii) 9,000,000 Ordinary Shares issuable upon conversion of the Series B Preferred Shares, (iii) 9,000,000 Ordinary Shares issuable upon conversion of the Series A Preferred Shares, (iv) 225,000,000 Ordinary Shares issuable upon conversion of the Series D Preferred Shares and (v) 225,000,000 Ordinary Shares issuable upon conversion of the Series E Preferred Shares upon the Final Closing (for which the approval of the Additional Amendment Proposal and the Nasdaq Compliance Proposal are conditions precedent).

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Zwick CPA, PLLC, was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2025, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Reliant CPA PC (“Reliant”).

The Audit Committee has reviewed with Reliant the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, “Communication with audit committees,” including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Reliant matters related to its independence for the fiscal year ended December 31, 2025, including a review of audit and non-audit fees and the written disclosures in the letter from Reliant, to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Reliant was independent from the Company and its management for the fiscal year ended December 31, 2025.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

AUDIT COMMITTEE

David Natan (Chairman)

Robert Liscouski

Avraham Ben-Tzvi

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that we specifically incorporate this information by reference.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our outstanding Ordinary Shares (“Ten Percent Holders”) to file with the SEC reports of their share ownership and changes in their share ownership of our Ordinary Shares. Directors, executive officers and Ten Percent Holders are also required to furnish us with copies of all ownership reports they file with the SEC. We only became subject to Section 16(a) on January 1, 2026, when we ceased to be a Foreign Private Issuer, as defined under the Securities Act. To our knowledge, based solely on a review of the copies of such reports furnished to us, the following directors, executive officers and Ten Percent Holders did not comply with all Section 16(a) filing requirements as of Record Date as follows:

(i)	Mr. Hans Hekland, a former non-executive director, filed his Form 3 in mid-February 2026 instead of early-January 2026; and

(ii)	Mr. David Lazar, our Chief Executive Officer and Director, filed his Form 3 late in connection with the acquisition of 9,000,000 Ordinary Shares issuable upon conversion of the Series A Preferred Shares,

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein and regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,”, no director, executive officer or shareholder holding at least 5% of Ordinary Shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Related Party Transactions

Lazar Purchase Agreement and Voting Agreement

On February 13, 2026, we entered into the Lazar Purchase Agreement with David E. Lazar, our Chief Executive Officer and Director, pursuant to which we issued and sold in a private placement:

●	(a) 1,000,000 shares of Series A Preferred Stock, convertible, subject to shareholder approval, into an aggregate of up to 9,000,000 Ordinary Shares, (b) 1,000,000 Series B Preferred Shares convertible, subject to shareholder approval, into an aggregate of up to 9,000,000 Ordinary Shares, and (c) 1,000,000 Series C Preferred Shares convertible, subject to shareholder approval, into an aggregate of up to 9,000,000 Ordinary Shares in exchange for $3 million in aggregate gross proceeds; and

●	(a) 1,000,000 Series D Preferred Shares, convertible, subject to shareholder approval, into an aggregate of up to 225,000,000 Ordinary Shares and (b) 1,000,000 Series E Preferred Shares, convertible, subject to shareholder approval, into an aggregate of up to 225,000,000 Ordinary Shares in exchange for an additional $3 million in aggregate gross proceeds (collectively, the “Investment”).

In connection with the First Closing of the Investment, on August 19, 2025, we and Mr. Lazar entered into a voting agreement (the “Voting Agreement”) with certain of our stockholders (the “Voting Shareholders”) owning approximately 12.4% of our outstanding Ordinary Shares as of February 13, 2026. The Voting Agreement was entered into and became effective upon the execution and effectiveness of the Purchase Agreement and will terminate on the earlier of the Final Closing or the two-year anniversary of the Voting Agreement. Pursuant to the terms of the Voting Agreement, the Voting Shareholders have agreed to (1) vote all of their Ordinary Shares at the Shareholder Meeting in favor of the proposals recommended by the Board in order to facilitate the Investment (the “Meeting Proposals”), (2) appoint us as an irrevocable proxy for the Voting Shareholders for the duration of the Voting Agreement, and (3) our ability to appoint a successor proxy for the Voting Shareholders, in the event we are unable or unwilling to serve as the proxy, and in return, the Voting Shareholders will benefit from our completing the Investment. The Voting Agreement provides for, among other things, a standstill provision relating to the Voting Shareholders that ensures they will (i) not effect, offer or propose to purchase any of our securities or assets (including derivative rights), engage in any tender, merger, recapitalization, liquidation, or other business combination transaction, solicit proxies or otherwise act to control or influence the management of the Board, (ii) not take any action (or enter into any discussions) that may force us to make a public announcement of the matters set forth in (i) above, (iii) not request that we (or directors, management, employees or agents) amend or waive any provision of the standstill and (iv) not dispose of any of our Ordinary Shares until (1) the Voting Shareholders have voted their Ordinary Shares at the Shareholder Meeting in favor of the Meeting Proposals and (2) such proposals at the Shareholder Meeting have passed.

Apart from the employment agreements, the Settlement Agreements and the Purchase Agreement described above and herein in this Proxy Statement, we have not entered into any material transactions with our directors, officers, promoters and shareholders or who beneficially own more than 10% of our Ordinary Shares (or their immediate family members).

OTHER BUSINESS

Other Matters to be Considered at the Annual Meeting: The Board is not aware of any other matters that are expected to come before the Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

Notice of Annual General Meeting. We are providing you with a copy of the Notice of Annual General Meeting required pursuant to Dutch law as Annex B attached hereto.

By Order of the Board of Directors

Robert Liscouski
Chairman of the Board of Directors

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our 2026 annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for the 2026 annual meeting must submit the proposal to us in writing to Quantum Cyber N.V., 1501 Belvedere Road, Suite 500, West Palm Beach, FL 33406. The proposal must be received not less than 60 calendar days before the date of the 2026 annual meeting of shareholders, therefore no later than May 28, 2026. Pursuant to Rule 14a-8, if the date of the 2027 annual meeting has been changed by more than 30 days from the date of the 2026 annual meeting, then a shareholder proposal submitted for inclusion in our proxy statement for the 2027 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2027 annual meeting, however, a matter of which discussion has been requested in writing by one or more Shareholders who alone or jointly represent at least one percent of the issued capital must be included in the notice of meeting or announced in a supplementary notice if the Company has received the request, including the reasons, or a proposal for a resolution no later than on the 60th day prior to the date of the meeting.

Shareholders who intend to solicit proxies in support of director nominees other than director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 29, 2027 (i.e., the date that is 60 days prior to the anniversary date of this Annual Meeting of stockholders).

Annex A

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T00956-TBD For Against Abstain For Against Abstain ! ! ! ! ! ! QUANTUM CYBER N.V. 1501 BELVEDERE ROAD, SUITE 500 WEST PALM BEACH, FL 33406 QUANTUM CYBER N.V. 2. to adopt the statutory annual accounts for the fiscal year ended December 31, 2025 (the "Annual Accounts Proposal"); 4. Discharge from liability of the directors for their management and supervision during the financial year ended 31 December 2025; The Board of Directors recommends you vote FOR the following proposals: 6. Extension of the authorisation of the board of directors to limit or exclude pre-emption rights in respect of ordinary shares; 7. Extension of the authorisation of the board of directors to acquire ordinary shares or depositary receipts thereof; 8. Extension of the authorisation of the board of directors to acquire preferred shares or depositary receipts thereof; 9. Appointment of Mr P. O'Rourke as non-executive director; 10. Amendment of the remuneration policy; 11. Approval of resolutions of the board of directors; 12. Amendment of articles of association and authorisation execution of deed of amendment of articles of association; and 13. Assignment of Kreston Lentink Audit B.V. as Dutch auditor for the financial year ending 31 December 2026. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. to ratify the selection by the board of directors of the Company (the "Board") and the Audit Committee thereof of Kreston Lentink Audit B.V. ("Kreston Lentink") to serve as our Dutch independent registered public accounting firm for the fiscal year ending December 31, 2026 (the "Auditor Ratification Proposal"); 3. Adoption of the statutory annual accounts for the financial year ended 31 December 2025; 5. Extension of the authorisation of the board of directors to resolve to issue shares and to grant rights to subscribe for shares; ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date (i.e. until such time on 28 June 2026). Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date (i.e. until such time on 28 June 2026). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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T00957-TBD Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice of Annual General Meeting and Agenda for Annual General Meeting are available at www.proxyvote.com. QUANTUM CYBER N.V. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL GENERAL MEETING OF SHAREHOLDERS 29 June 2026 The shareholder(s) hereby appoint(s) (i) each director of the Company, and (ii) each civil law notary and candidate civil law notary working with CMS Derks Star Busmann N.V., as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Quantum Cyber N.V. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 2:00 pm Central European Time on Monday 29 June 2026, at the offices of CMS Netherlands, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS MADE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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Annex B

NOTICE OF ANNUAL GENERAL MEETING OF

QUANTUM CYBER N.V.

Notice is given that an annual general meeting of Quantum Cyber N.V., a public company under Dutch law, registered with the Dutch trade register under number 82122571 (the “Company”), will be held at the office of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on Monday 29 June 2026 at 14.00 hours Central European Time (the “AGM”).

Agenda

The agenda for the AGM and related documents and further information regarding the AGM can be found on the Company’s website at www.quantum-cyber.ai/investors. They are also available for inspection and can be obtained free of charge at the offices of the Company.

Record Date

The Record Date for the AGM is Monday 1 June 2026 Eastern Time. Each share outstanding on the Record Date entitles the holder to cast one vote on each voting item at the AGM.

Shareholders of Record

Shareholders of Record are those who are shareholders of the Company, or otherwise have voting rights or meeting rights in respect of shares in the capital of the Company, at the Record Date and who are recorded as such in the part of the register of shareholders of the Company, including all records and other data carriers relating thereto, kept by Transhare Corporation, the Company’s transfer agent, irrespective of any changes to the entitlement to their shares or to their voting rights or meeting rights after the Record Date.

Beneficial Owners

Beneficial Owners are those who beneficially own shares in the capital of the Company through a bank, broker or other nominee on the Record Date.

Attendance

A Shareholder of Record or Beneficial Owner who wishes to attend the AGM, in person or by a proxy, must notify the Company of its intention to do so by e-mail at [●] no later than 18.00 hours Eastern Time on Friday 26 June 2026. The notice must contain the name and the number of shares the Shareholder of Record or Beneficial Owner will represent at the AGM. In addition, a Shareholder of Record or Beneficial Owner who wishes to attend the AGM by a proxy must enclose its signed proxy. A proxy can be downloaded from the website of the Company at www.quantum-cyber.ai/investors.

A Beneficial Owner must also enclose:

(a)	proof of its beneficial ownership of the relevant shares, for instance a recent account statement; and

(b)	a signed proxy from the bank, broker or other nominee registered in the part of the register of shareholders of the Company, including all records and other data carriers relating thereto, kept by Transhare Corporation as the holder of the relevant shares on the Record Date, confirming that the Beneficial Owner is authorised to attend and vote at the AGM.

Beneficial Owners should contact their bank, broker or other nominee to obtain such a proxy from them.

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Any notice of attendance, proof of beneficial ownership or signed proxy received after 18.00 hours Eastern Time on Friday 26 June 2026 will be disregarded. Shareholders of Record, Beneficial Owners and proxyholders who have not complied with the procedures described above may be refused entry to the AGM.

All attendees must be prepared to show a valid proof of identity for admittance.

To avoid misunderstandings, the procedures outlined above do not apply with respect to proxy cards solicited through Broadridge, the Company’s proxy solicitor. Shareholders of Record using such a proxy card should follow the instructions and observe the deadlines specified on the proxy card they receive.

How to vote

Shareholders of Record and Beneficial Owners may vote in person or by proxy at the AGM in accordance with the procedures described above.

Beneficial Owners may also have their shares voted by following the procedures specified on their broker’s voting instruction form. Shortly before the AGM, the brokers will tabulate the votes they have received and submit one or more proxy cards to the Company reflecting the aggregate votes of the Beneficial Owners.

Contact details

For further information please contact the Company’s Investor Relations Department by e-mail at ir@quantum-cyber.ai.

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Annex C

This document is an unofficial English translation of a document prepared in Dutch. In preparing this document, an attempt has been made to translate as literally as possible without jeopardising the overall continuity of the text, except that, for convenience, the definitions set out in article 1.1 of the articles of association contained in this document have been placed in the English alphabetical order. Inevitably, however, differences may occur in translation and if they do, the Dutch text will govern by law. In this translation, Dutch legal concepts are expressed in English terms and not in their original Dutch terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

DEED OF amendment of articles of association

QUANTUM CYBER n.V.

On the [●] day of [●] two thousand and twenty-six appears before me, [●], civil law notary in Amsterdam, the Netherlands:

[●].

The person appearing declares:

(A)	On the [●] day of [●] two thousand and twenty-six, the general meeting of Quantum Cyber N.V., a public company under Dutch law, having its seat in Amsterdam, the Netherlands, and its address at 1501 Belvedere Road Suite 500, West Palm Beach, FL 33406, United States of America, registered with the Dutch trade register under number 82122571 (the “Company”), resolved, on the proposal of the board of directors of the Company, to amend the articles of association of the Company and to authorise the person appearing to execute the deed of amendment of articles of association. The proposal of the board of directors and the resolutions to amend the articles of association and authorise the person appearing are evidenced by a two documents, which are attached to this deed (annexes).

(B)	The articles of association of the Company were last amended by deed, executed on the twenty-second day of April two thousand and twenty-six before M.M. van der Bie, civil law notary in Amsterdam, the Netherlands.

To implement the aforementioned resolution to amend the articles of association, the person appearing declares that the articles of association of the Company are hereby amended as follows:

Article 3 shall read as follows:

3.	Objects

The objects of the Company are:

(a)	to assemble and operate a quantum-ready system of autonomous defence platforms spanning drone warfare, counter-unmanned aircraft systems, demining, and command-and-control applications and to render advice and services in connection therewith;

(b)	to research, develop, manufacture and commercialise tests for clinical diagnostics in the area of human diagnostics and to render advice and services in connection therewith;

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(c)	to participate in, to take an interest in any other way in, to conduct the management of and to finance other businesses, of whatever nature;

(d)	to provide security, to give guarantees and to bind itself in any other way for its own debts and obligations and for those of other persons;

(e)	to borrow, to lend and to raise funds, including the issue of bonds, debt instruments and other securities, as well as to enter into agreements in connection therewith;

(f)	to acquire, manage, exploit and dispose of immovable property and other registered property;

(g)	to trade in currencies and securities, as well as in items of property in general;

(h)	to develop, exploit and trade in patents, trademarks, licenses, know-how, copyrights, database rights and other intellectual property rights;

(i)	to perform all activities of an industrial, financial or commercial nature,

as well as all activities which are incidental to or which may be conducive to any of the foregoing in the broadest sense.

The person appearing is known to me, civil law notary.

In witness whereof this deed is executed in Amsterdam, the Netherlands, on the date first mentioned in the head of this deed.

After having conveyed the contents of this deed and having given an explanation thereto to the person appearing, [he / she] declared that [he / she] has taken note of the contents of this deed and agrees with the same. Thereupon, immediately after limited reading of this deed, it is signed by the person appearing and by me, civil law notary.

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Annex D

AGENDA of the ANNUAL GENERAL MEETING OF QUANTUM CYBER N.V.

Agenda of the annual general meeting of Quantum Cyber N.V., a public company under Dutch law, registered with the Dutch trade register under number 82122571 (the “Company”), to be held at the office of CMS, Atrium, Parnassusweg 737, 1077 DG Amsterdam, the Netherlands, on Monday 29 June 2026 at 14.00 hours Central European Time (the “AGM”).

1.	Opening
2.	Consideration of the statutory management report for the financial year ended 31 December 2025	Discussion item
3.	Adoption of the statutory annual accounts for the financial year ended 31 December 2025	Voting item
4.	Discharge from liability of the directors for their management and supervision during the financial year ended 31 December 2025	Voting item
5.	Extension of the authorisation of the board of directors to resolve to issue shares and to grant rights to subscribe for shares	Voting item
6.	Extension of the authorisation of the board of directors to limit or exclude pre-emption rights in respect of ordinary shares	Voting item
7.	Extension of the authorisation of the board of directors to acquire ordinary shares or depositary receipts thereof	Voting item
8.	Extension of the authorisation of the board of directors to acquire preferred shares or depositary receipts thereof	Voting item
9.	Appointment of Mr P. O’Rourke as non-executive director	Voting item
10.	Amendment of the remuneration policy	Voting item
11.	Approval of resolutions of the board of directors	Voting item
12.	Amendment of articles of association and authorisation execution of deed of amendment of articles of association	Voting item
13.	Assignment of Kreston Lentink Audit B.V. as Dutch auditor for the financial year ending 31 December 2026	Voting item
14.	Other matters for discussion
15.	Close

EXPLANATORY NOTES TO THE AGENDA of the ANNUAL GENERAL MEETING OF QUANTUM CYBER N.V.

1.	Opening

2.	Consideration of the management report for the financial year ended 31 December 2025

Consideration of the statutory management report for the financial year ended 31 December 2025, as prepared in accordance with Dutch law. The statutory management report will be available on the Company’s website at www.quantum-cyber.ai/investors and will available for inspection at the offices of the Company as soon as possible.

3.	Adoption of the annual accounts for the financial year ended 31 December 2025

It is proposed that the statutory annual accounts for the financial year ended 31 December 2025, as prepared in accordance with Dutch law, be adopted. The adoption of the statutory annual accounts includes the allocation of the losses made in the financial year ended 31 December 2025. Lentink issued a compilation statement on the statutory annual accounts for the financial year ended 31 December 2025. The statutory annual accounts will be available on the Company’s website at www.quantum-cyber.ai/investors and will be available for inspection at the offices of the Company as soon as possible.

4.	Discharge of the directors for their management and supervision during the financial year ended 31 December 2025

It is proposed that each director in office during the financial year ended 31 December 2025 be granted a discharge from liability for the exercise of his management and supervision duties during the financial year ended 31 December 2025 to the extent appearing from the statutory annual accounts or the statutory management report for the financial year ended 31 December 2025, as prepared in accordance with Dutch law, or other public disclosures.

5.	Extension of the authorisation of the board of directors to resolve to issue shares and to grant rights to subscribe for shares

On 1 November 2021, the general meeting authorised the board of directors of the Company for a period of five years, commencing on 9 November 2021 and ending on 8 November 2026, to resolve to issue shares and to grant rights to subscribe for shares in the capital of the Company.

It is proposed that the authorisation of the board of directors of the Company to resolve to issue shares and to grant rights to subscribe for shares be extended until 28 June 2031; the authorisation to resolve to issue shares and to grant rights to subscribe for shares concerns all unissued shares of the authorised capital of the Company from time to time.

6.	Extension of the authorisation of the board of directors to limit or exclude pre-emption rights in respect of ordinary shares

On 1 November 2021, the general meeting authorised the board of directors of the Company for a period of five years, commencing on 9 November 2021 and ending on 8 November 2026, to limit or exclude pre-emption rights in respect of ordinary shares in the capital of the Company.

It is proposed that the authorisation of the board of directors of the Company to limit or exclude pre-emption rights in respect of ordinary shares be extended until 28 June 2031.

7.	Extension of the authorisation of the board of directors to acquire ordinary shares or depositary receipts thereof

On 2 June 2025, the general meeting extended the authorisation of the board of directors of the Company to acquire ordinary shares in the capital of the Company or depositary receipts thereof for consideration until 30 November 2025.

It is proposed that the authorisation of the board of directors of the Company to acquire ordinary shares or depositary receipts thereof for consideration be extended until 28 December 2027.

The maximum number of ordinary shares permitted pursuant to applicable law and the articles of association from time to time may be acquired and ordinary shares may be acquired through repurchases negotiated in the open market or privately, in self-tender offers, or through accelerated repurchase arrangements, at prices ranging from the nominal value of the ordinary shares up to 110% of the market price of ordinary shares, provided that:

(a)	for open market or privately negotiated repurchases, the market price shall be the price for ordinary shares on the Nasdaq Stock Market at the time of the transaction;

(b)	for self-tender offers, the market price shall be the volume weighted average price for the ordinary shares on the Nasdaq Stock Market during a period, determined by the board of directors of the Company, of no less than one and no more than five consecutive trading days immediately prior to the expiration of the tender offer; and

(c)	for accelerated repurchase arrangements, the market price shall be the volume weighted average price of the ordinary shares on the Nasdaq Stock Market over the term of the arrangement;

the volume weighted average price for any number of trading days shall be calculated as the arithmetic average of the daily volume weighted average price on those trading days.

8.	Extension of the authorisation of the board of directors to acquire preferred shares or depositary receipts thereof

On 2 June 2025, the general meeting authorised the board of directors of the Company to acquire preferred shares in the capital of the Company or depositary receipts thereof for consideration until 30 November 2025.

It is proposed that the authorisation of the board of directors of the Company to acquire preferred shares or depositary receipts thereof for consideration be extended until 28 December 2027.

The maximum number of preferred shares permitted pursuant to applicable law and the articles of association from time to time may be acquired and preferred shares may be acquired through repurchases negotiated in the open market or privately, in self-tender offers, or through accelerated repurchase arrangements, at prices ranging from the nominal value of the preferred shares up to the higher of:

(a)	the amount that would be paid by the Company upon cancellation of such preferred shares in accordance with the applicable provisions of the articles of association; and

(b)	110% of the market price of the ordinary shares into which the preferred shares may be converted in accordance with the applicable provisions of the articles of association, whereby the market price will be determined in the manner as set out above under 5.

9.	Appointment of Mr P. O’Rourke as non-executive director

It is proposed, on the recommendation of the nomination committee of the board of directors of the Company, that Mr. O’Rourke be appointed non-executive director of the Company for a term commencing at the close of the AGM and ending at the close of the annual general meeting of the Company to be held in 2027.

Mr. O’Rourke has served as a director since July 2020. Mr. O’Rourke has served as managing partner at TCI Partners, a consulting firm focused on healthcare, aerospace and the public sector, from December 2018 to present. From November 2020 to July 2022, Mr. O’Rourke was president and director for Western Magnesium Corporation where he created the U.S. operations strategy and team during the technology pilot phase of the company, and led enterprise and defence business development, government affairs, and communications. From January 2017 to December 2018, Mr. O’Rourke served as the acting secretary and chief of staff of the Department of Veteran Affairs. From May 2015 to July 2016, Mr. O’Rourke served as a principal of Calibre Systems, Inc., a consulting firm. Mr. O’Rourke also served in both the U.S. Navy and Air Force. From June 2021 to July 2025, Mr. O’Rourke served as the chairman of the board of directors for NorthView Acquisition Corporation. Since July 2025, Mr. O’Rourke has been the lead independent director and chairman of the nominations and governance committee of ProFusa, Inc., and he has served as director for AXIM Biotechnologies from July 2020 to present. Mr. O’Rourke received a Bachelor of Arts in Political Science from the University of Tennessee in Knoxville as well as a Master of Science in Logistics and Supply Chain Management from the United States Air Force’s Institute of Technology. We believe that Mr. O’Rourke is well-qualified to serve as a non-executive director of the Company based on Mr. O’Rourke leadership and consulting experience in the healthcare industry.

When making the nomination of Mr. O’Rourke for appointment as non-executive director, the board of directors of the Company took into account the applicable independence standards of the Stock Market Rules of the Nasdaq Stock Market LLC.

10.	Amendment of the remuneration policy

It is proposed, on the recommendation of the compensation committee of the board of directors of the Company, that the Company’s remuneration policy for the board of directors be amended as follows:

(a)	references to Mainz Biomed N.V. will be replaced by references to Quantum Cyber N.V.;

(b)	the Board may receive 10,000,000 instead of 500,000 shares or rights to acquire those shares under the 2025 Omnibus Incentive Plan each year;

(c)	each non-executive director may be granted long term-incentives up the greater of $100,000 or 250,000 shares as annual award under the 2025 Omnibus Incentive Plan;

(d)	the annual fixed remuneration for non-executive directors will amount to $100,000 instead of $50,000; and

(e)	A cash bonus may be issued at any time during the financial year. The grant to a non-executive director shall state the reasons underlying the decision to award renumeration in this form.

The draft of the amended remuneration policy is available on the Company’s website at www.quantum-cyber.ai/investors and is available for inspection at the offices of the Company.

The amended remuneration policy will be deemed to have taken effect as of 1 May 2026.

Under the remuneration policy, the following shares or rights to acquire shares have been granted to Mr. O’Rourke as non-executive director:

(a)	[137,141 ordinary shares]

11.	Approval of resolutions of the board of directors

The Company intends to expand its activities with initiatives aimed at developing a diversified platform at the intersection of quantum computing and next-generation cybersecurity, in addition to its existing activities in the field of molecular genetic diagnostics for the early detection of cancer. The Company intends to actively pursue strategic acquisitions and partnerships in post-quantum cryptography, zero-trust architecture, and related national security technology sectors, and to acquire, license, and develop combat-proven autonomous technologies, deploying them as a coordinated, multi-domain portfolio across air, land, and sea.

Pursuant to article 2:107a of the Dutch Civil Code, resolutions of the board of directors of the Company with regard to the matters set out above are subject to the approval of the general meeting of the Company.

It is proposed that any resolution to be adopted by the board of directors of the Company in good faith with regard to the matters set out above be approved and that any resolution already adopted by the board of directors in good faith with regard to those matters be approved, ratified, and confirmed, all to the extend those resolutions are subject to the approval of the general meeting of the Company pursuant to article 2:107a of the Dutch Civil Code.

12.	Amendment of articles of association and authorisation execution of deed of amendment of articles of association

It is proposed that the objects of the Company be extended to include the assembly and operation of a quantum-ready system of autonomous defence platforms spanning drone warfare, counter-unmanned aircraft systems, demining, and command-and-control applications and to render advice and services in connection therewith, all pursuant to an amendment of the articles of association of the Company in accordance with the draft of the deed of amendment of articles of association prepared by CMS.

Furthermore, it is proposed that each civil law notary, assigned civil law notary, candidate civil law notary, notarial assistant and notarial secretary working with CMS be authorised to have the deed of amendment of articles of association executed and to perform all other legal acts that the authorised person deems necessary in connection therewith.

The draft of the deed of amendment of articles of association is available on the Company’s website at www.quantum-cyber.ai/investors and is available for inspection at the offices of the Company.

13.	Assignment of Kreston Lentink Audit B.V. as Dutch auditor for the financial year ending 31 December 2026

Kreston Lentink Audit B.V. compiled the statutory annual accounts for the financial years ended 31 December 2021, 31 December 2022, 31 December 2023, 31 December 2024, and 31 December 2025.

It is proposed:

(a)	if Dutch law does not require the Company to assign an auditor to audit the statutory annual accounts – that Kreston Lentink Audit B.V. may be assigned by the board of directors of the Company, at its discretion, as Dutch auditor to audit the statutory annual accounts for the financial year ending 31 December 2026; and

(b)	if Dutch law requires the Company to assign an auditor to audit the statutory annual accounts – that Kreston Lentink Audit B.V. be assigned as Dutch auditor to audit the statutory annual accounts for the financial year ending 31 December 2026.

14.	Other matters for discussion

15.	Close

Annex E

Remuneration Policy

Quantum Cyber N.V.

Adopted by the General Meeting on 1 November 2021

Amended by the General Meeting on [29 June] 2026

1.	introduction

1.1	The purpose of this Remuneration Policy is to present the framework for the remuneration for the Board of the Company in a clear and comprehensible manner. This Remuneration Policy shall also be applied when appointing new members for the Board.

1.2	This Remuneration Policy has been prepared in accordance with Dutch law and the Articles of Association.

1.3	This Remuneration Policy was adopted by the General Meeting on 1 November 2021 and was amended by the General Meeting on 28 June 2022, 28 May 2025, 22 April 2026 and [29 June] 2026.

1.4	Pursuant to article 19.2 of the Articles of Association, the remuneration of the Executive Directors and the Non-Executive Directors shall be determined with due observance of this Remuneration Policy.

1.5	The meaning of certain capitalized or uncapitalized terms used in this Remuneration Policy are set forth in the List of Definitions attached as Schedule 1.

2.	Principles

2.1	The Remuneration Policy is aimed at attracting, retaining and motivating qualified persons in order to realize the strategy of the Company. This Remuneration Policy is determined by best market practices. When establishing the Remuneration Policy, the Company takes the perspective of various stakeholders and the market in which the Company operates into consideration.

2.2	Furthermore, the Remuneration Policy intends to align management incentives with the long-term interests of the Company and its shareholders. This Remuneration Policy seeks an appropriate balance of risk and reward. Practices that are designed to avoid inappropriate or excessive risks include (i) financial controls that provide limits and authorities in areas such as capital and operating expenditures to mitigate risk taking that could affect compensation, (ii) balancing base salary and variable compensation elements, and (iii) spreading compensation across short and long-term programs.

3.	Compensation committee

3.1	The Compensation Committee shall review the effectiveness and relevance of the Remuneration Policy at least on an annual basis, in order to assure appropriateness and validity thereof. Any material amendments to this Remuneration Policy will be presented at the General Meeting. Technical amendments may be made by the Compensation Committee if such amendments are necessary due to e.g. statutory, regulatory, tax or administrative reasons.

3.2	The Compensation Committee’s recommendations may include the following components:

3.2.1	fixed remuneration (fixed annual compensation and benefits);

3.2.2	short-term incentives (annual cash or equity-based bonuses); and

3.2.3	long-term incentives (cash and equity-based incentives).

4.	Framework

4.1	The Executive Directors and Non-Executive Directors will have a service agreement with the Company.

4.2	The Company shall provide for an appropriate indemnification of costs and/or damages and the Company obtains professional Directors and Officers Liability Insurance.

4.3	Executive Directors and Non-Executive Directors will be entitled to the reimbursement of reasonable and necessary business expenses.

4.4	The Company or its group companies will not grant Executive Directors or Non-Executive Directors any personal loans, advances or guarantees.

5.	incentive Plan

5.1	The Company has established the 2025 Omnibus Incentive Plan, which was adopted by the General Meeting on 28 May 2025. Executive Directors and Non-Executive Directors are eligible to participate in the 2025 Omnibus Incentive Plan. Under the 2025 Omnibus Incentive Plan the Executive Directors and Non-Executive Directors may be granted shares or rights to acquire those shares pursuant to the Plan and subject to the approval of the Compensation Committee.

5.2	The Board may receive up to 10,000,000 shares or rights to acquire those shares under the 2025 Omnibus Incentive Plan or any amended or future plan each year. The exercise price, vesting schedule and other criteria of each grant will be determined by the Compensation Committee in accordance with the 2025 Omnibus Incentive Plan.

6.	remuneration executive directors

6.1	The remuneration of Executive Directors is aimed at (i) retaining Executive Directors critical to our success and the enhancement of shareholder value; (ii) providing fair and competitive compensation; (iii) balancing the interests of management and our shareholders; and (iv) rewarding performance, both on an individual basis and with respect to the business in general.

6.2	Various factors will be considered for the remuneration of Executive Directors when designing and establishing, reviewing and making recommendations for compensation arrangements for all our Executive Directors including the relative complexity of the role within the organization, the performance and potential for future advancement and pay equity considerations.

6.3	Based on the principles as referred to in Clause 2 and this Clause 6, the structure of the remuneration of the Executive Directors shall be as follows:

6.3.1	Fixed remuneration (annual base salary);

(i)	Base salary recognizes the value of an individual to our company based on his or her role, skill, performance, contributions, leadership and potential. It is critical in attracting and retaining executive talent in the markets in which we compete for talent. Base salaries for the Executive Directors are intended to be reviewed annually. Any change in base salary of an Executive Director is generally determined by an assessment of such executive’s performance, a consideration of competitive compensation levels in companies similar to the Company and a review of our performance as a whole and the role such executive officer played in such corporate performance.

(ii)	The base salary to be awarded is determined by the Board within the scope of $50,000 to $500,000.

6.3.2	Long-term incentives (cash and equity-based incentives);

(i)	Stock options can be granted to Executive Directors as stock option grants serve our executive compensation philosophy in several ways: firstly, it helps attract, retain, and motivate talent; secondly, it aligns the interests of the Executive Directors with those of the shareholders by linking a specific portion of the officer’s total pay opportunity to the share price; and finally, it provides long-term accountability for Executive Directors.

(ii)	The Executive Directors may be granted awards under the 2025 Omnibus Incentive Plan or any amended or future plan.

6.3.3	Short-term incentives (annual cash bonuses);

(i)	Executive Directors are eligible to receive cash bonuses annually as determined by the Compensation Committee of up to 200% of their annual salary. The bonus is subject to achievement of annually pre-established challenging financial and other business plan objectives. A cash bonus can be issued at any time during the financial year.

6.4	The service agreements with the Company do contain severance provisions. All severance plans will be subject to written contracts and will be reviewed and approved by the Compensation Committee.

6.5	Executive Directors may also have employment or service agreements with other group companies than the Company. Employment or service agreements may include a severance provision providing that if such other group company terminates such employment or service agreement, the Executive Director (in his capacity as an employee of or provider of services to the relevant other Group company) may be entitled to severance payments as defined in the employment or service agreements, as approved by the Compensation Committee.

6.6	In addition, certain benefits may be provided to Executive Directors. These other benefits can include medical insurance, life assurance, retirement benefits and representation allowances.

6.7	In addition, Executive Directors may receive paid annual vacation time of up to 30 working days per year and a company car.

6.8	In addition to the annual fixed compensation and certain other benefits, the Executive Directors may benefit from collective pension plans implemented by the Company or its group companies with whom they have entered into an employment or service agreement, in line with local practices.

6.9	In accordance with Dutch law, the variable remuneration of the Executive Directors may be adjusted, (partly) recovered or reduced if certain circumstances apply:

6.9.1	pursuant to Dutch law, any variable remuneration payable to an Executive Director may be adjusted by the Board to an appropriate level if payment of the variable remuneration were to be unacceptable according to the criteria of reasonableness and fairness;

6.9.2	the Company will have the authority under Dutch law to recover from an Executive Director any variable remuneration paid on the basis of incorrect financial or other data.

7.	remuneration non-executive directors

7.1	Based on the principles as referred to in Clause 2 of this Remuneration Policy, the structure of the remuneration of the Executive Directors shall be as follows:

7.1.1	Fixed remuneration;

(i)	Elements of annual fixed remuneration are set at appropriate levels taking into account various factors such as the nature of the role, the experience and performance of the individual, and local and sector market practice amongst peers of a similar size and scope to the Company and its group companies.

(ii)	The following annual fixed remuneration is payable by the Company to the Non-Executive Directors (in their capacity as such): $100,000 with $150,000 to the non-executive Chairman.

7.1.2	Long-term incentives (cash and equity-based incentives);

(i)	The Non-Executive Directors may be granted awards under the 2025 Omnibus Incentive Plan or any amended or future plan.

(ii)	Such annual awards shall not exceed, with respect to any Non-Executive Director, the greater of $100,000 or 250,000 shares.

Besides the annual awards under 7.1.2 (ii), the non-executive Chairman is also entitled to a bonus grant subject to the 2025 Omnibus Incentive Plan of up to 2.0% of the Company’s issued and outstanding ordinary shares determined on a fully-diluted basis as of the set effective date.

7.1.3	Short-term incentives (annual cash or equity based bonuses);

(i)	Such awards are limited to 100% of annual compensation of the Non-Executive Directors. A cash bonus may be issued at any time during the financial year. The grant shall state the reasons underlying the decision to award remuneration in this form.

Schedule 1 LIST OF DEFINITIONS

In this Remuneration Policy the following terms have the following meanings:

“Articles of Association” means the articles of association of the Company;

“Board” means the board of the Company;

“Company” means Quantum Cyber N.V., a public company under Dutch law;

“Compensation Committee” means the compensation committee of the Board;

“Executive Director” means an executive director of the Company;

“General Meeting” means the general meeting of the Company;

“Non-Executive Director” means a non-executive director of the Company;

“Remuneration Policy” means this remuneration policy;

Save where the context dictates otherwise, in this Remuneration Policy:

(a)	words and expressions expressed in the singular form also include the plural form, and vice versa;

(b)	words and expressions expressed in the masculine form also include the feminine form;

(c)	a reference to a paragraph or a schedule is a reference to a paragraph or a schedule of this Remuneration Policy;

(d)	a reference to a statutory provision counts as a reference to this statutory provision including all amendments, additions and replacing legislation that may apply from time to time; and

(e)	“in writing” means by letter, by telecopier, by e-mail, or by message which is transmitted via any other current means of communication and which can be received in written form.

Headings of clauses and other headings in this Remuneration Policy are inserted for ease of reference and do not form part of the Remuneration Policy concerned for the purpose of interpretation.